UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 9, 2006

Date of Report (Date of earliest event reported)

Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 579-2000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 9, 2006, Factory Card & Party Outlet Corp. issued a press release announcing first quarter results for fiscal year 2006. A copy of Factory Card & Party Outlet Corp’s press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Factory Card & Party Outlet Corp. dated June 9, 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.

/s/ Jarett A. Misch
Jarett A. Misch
Dated: June 9, 2006	Vice President , Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Factory Card & Party Outlet Corp. dated June 9, 2006